QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2002

Aon CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-7933 (Commission File Number)	36-3051915 (IRS Employer Identification No.)
200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)		60601 (Zip Code)

Registrant's Telephone Number, Including Area Code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

        On August 7, 2002, Aon Corporation (the "Company") issued a press release (the "Press Release") announcing its results of operations for the quarter and six-months ended June 30, 2002 and other matters. A portion of the Press Release is being filed as an exhibit hereto and that portion of the Press Release is incorporated by reference herein.

        The information contained in the Press Release that is incorporated by reference herein shall be deemed to supersede, correct and supplement any information inconsistent therewith contained in any document previously filed by the Company with the Securities and Exchange Commission pursuant to Sections 13(a), 14 or 15(d) of the Securities Exchange Act of 1934. The making of any such superseding, correcting or supplementing statement shall not be deemed an admission that the superseded, corrected or supplemented statement, when made, constituted an untrue statement of a material fact or an omission to state a material fact necessary to make a statement not misleading.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)	Not applicable.
(c)	Exhibits:
Exhibit Number	Description of Exhibit
99	Portion of press release issued by the Company on August 7, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aon CORPORATION
	By:	/s/ PATRICK G. RYAN Patrick G. Ryan Chairman and Chief Executive Officer
Date: August 8, 2002

EXHIBIT INDEX

        The following is a list of the exhibits filed herewith.

Exhibit Number	Description of Exhibit
99	Portion of press release issued by the Company on August 7, 2002.

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX